Investments (Tables)	12 Months Ended
Dec. 31, 2014
Investments [Abstract]
Schedule of investments
	December 31
	2013	2014
	RMB	RMB

Cost investments (i)(ii)(iii)(iv)(v)	47,110	153,024
Equity investments	14,919	33,630

Total	62,029	186,654

(i)
In June 2013, the Group made an investment with an equity interest of 20% in a company with consideration of RMB15 million. The investment was not an investment in common stock or in-substance common stock and therefore was precluded from applying the equity method of accounting. It has been accounted for as an investment under cost method.

(ii)
In 2013, the Group entered into agreements to acquire minority stake of preferred shares of two companies with total consideration of approximately RMB28 million. Given the fact that the Company cannot unilaterally demand redemption of both of the preferred stocks as the Group only owns less than or equal to 10% of the preferred stocks respectively, these investments have been accounted for as an investment in an equity security under cost method since both of the equity securities do not have a readily determinable fair value.

(iii)
In 2014, the Group entered into agreements to acquire minority stake of preferred shares of three companies with total consideration of approximately RMB59 million. Given the fact that the Company cannot unilaterally demand redemption of all of the preferred stocks as the Company only owns less than or equal to 10% of the preferred stocks respectively, these investments have been accounted for as an investment in an equity security under cost method since all of the equity securities do not have a readily determinable fair value.

(iv)
The Group has developed and launched a mobile application called Weihui in 2014. Users of this application can make telephone calls with other users free of charge. In October 2014, the Group entered into an agreement with its CEO to inject Weihui into Bigo Technology Pte Ltd.(“Bigo”), a company set up and controlled by the CEO. The Group and the CEO agreed that Weihui shall be priced at US$6 million (equivalent to RMB36,714). The board of directors of the Company has engaged two third party valuation firms in the evaluation of fair value of Weihui using both cost approach and market approach. In the opinion of the two third party valuation firms, the price of Weihui is fair and reasonable to the Group. As the cash contribution injected by the CEO and other investors into Bigo is US$15.6 million, the Group holds 27.78% and the CEO and other investors hold 72.22% of equity interests of Bigo, respectively. The shareholding percentage of the Group and the CEO and other investors are in proportionate to their capital injection. As part of the agreement, the Group is entitled to receive an amount equal to 100% of its original investment in the event of liquidation in preference to other common shareholders. As a result, the investment was not an investment in common stock or in-substance common stock and therefore was precluded from applying the equity method of accounting. It was accounted for the investment under the cost method.

Considering that the substance of this transaction was that the Group transferred a group of assets that constitute a business to Bigo in exchange for a non-controlling interest in Bigo and the Group accounted for its investment over Bigo using the cost method, the entire difference between the fair value and carrying value of the assets given up was recognised in other non-operating income. As the carrying amount of Weihui on the Group's accounting book was zero, the non-operating income being recognised is RMB 36,714.

(v)
In addition to the above, the Group also made several cost investments in 2014. Save as disclosed above, none of these investments are, individually or in aggregate, material to the Group's financial statements.